     [ART WORK]                                                   [ART WORK]

     NUMBER 11389                                                 SHARES

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                              BIO.VASCULAR, INC.
                                                             SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS
                                                         -----------------------
                                                         |  CUSIP 090923 10 3  |
                                                         -----------------------

THIS CERTIFIES THAT

                                  [SPECIMEN]


is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE, OF

                              BIO.VASCULAR, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.



                                    Countersigned and Registered:
                                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    Transfer Agent and Registrar


                                                             Authorize Signature

Dated:

       /s/ M. Karen Gilles                             /s/ John T. Karcanes

 SECRETARY AND CHIEF FINANCIAL OFFICER                 PRESIDENT AND CHIEF
                                                        EXECUTIVE OFFICER

--------------------------------------------------------------------------------
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UTMA - _______ Custodian _______
                                                        (Cust)           (Minor)
TEN ENT - as tenants by entireties              under Uniform Transfer to Minors

JT TEN  - as joint tenants with right of         Act ___________________________
          survivorship and not as tenants                     (State)
          in common
    Additional abbreviations may also be used though not in the above list.
--------------------------------------------------------------------------------

For value received _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated                                   ________________________________________

                                        ________________________________________
                                        NOTICE THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER


SIGNATURE GUARANTEED



This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Bio-Vascular, Inc. (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent") dated as of June 12, 1996 (the "Rights Agreement"), and as the same may be amended from time to time, the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge after receipt of a written request therefor from such holder. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, an Adverse Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights, whether currently held by or on behalf of such Person or any subsequent holder, may become null and void.